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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): July 29, 2005

           CWMBS, INC., (as depositor under the Pooling and Servicing
         Agreement, to be dated as of August 1, 2005, providing for the issuance of the CWMBS, INC., Mortgage-Pass Through
                         Certificates, Series 2005-18).

                                  CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   333-125963               95-4449516
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)

     4500 Park Granada
    Calabasas, California                                        91302
-----------------------------                                ------------------
    (Address of principal                                       (Zip Code)
     executive offices)
       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.    Other Events.
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Filing of Collateral Term Sheets
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It is expected that during August 2005, a single series of certificates, entitled CHL Mortgage Pass-Through Trust 2005-18, Mortgage Pass-Through Certificates, Series 2005-18 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWMBS, Inc, as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (No. 333-125963) (the "Registration Statement") and sold to Goldman, Sachs & Co. (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that the Underwriter has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered Collateral Term Sheets (as defined in the no action letter issued by the Commission on May 17, 1995 to the PSA) furnished to the Registrant by the Underwriter in respect of the Registrant's proposed offering of the Certificates.

The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

The Collateral Term Sheets are attached hereto as Exhibit 99.1.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-18.

Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
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         Not applicable.

(c) Exhibits.
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         Exhibit No.                Description
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         99.1                       Collateral Term Sheets

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.



                                                     By: /s/ Darren Bigby
                                                         ----------------
                                                     Name:  Darren Bigby
                                                     Title: Vice President


Dated:  August 2, 2005

                                  EXHIBIT INDEX
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Exhibit No.                     Description
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99.1                            Collateral Term Sheets